                                                                    EXHIBIT 99.1

AMERICAN RETIREMENT CORPORATION (ACR) - Q3 2001 DATA SHEET - PAGE 1 OF 2

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Revenue Composition
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
                                                    % of       % of
                                                    Res.       Total
            (in thousands)              $           Fees       Rev
                                     -------       -----      -----
Retirement Centers
------------------
Independent living                   $27,615        42.6%      41.8%
Assisted living                        8,588        13.2%      13.0%
Skilled Nursing                        9,243        14.3%      14.0%
Therapy Revenue                        2,767         4.3%       4.2%
Ancillary Services                     5,240         8.1%       7.9%
Entry Fee Income                       1,441         2.2%       2.2%
                                     -------       -----      -----
                                      54,894        84.7%      83.1%

Freestanding Assisted Living           9,926        15.3%      15.0%
                                     -------       -----      -----
Total Resident Fees                   64,820       100.0%      98.1%

Freedom Sq & Freedom Peoria              612                    0.9%
Mgmt Fees with purchase rights           281                    0.4%
Mgmt Fees - other                        322                    0.5%
Develop. Fees                             15                    0.0%
                                     -------                  -----
                                       1,230                    1.9%

TOTAL REVENUES                       $66,050                  100.0%

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G&A as a Percentage of Revenue
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
($ in millions)                                              Q3 01       Q3 00
---------------                                             -------     -------
Consolidated Community Revenue                              $64,820     $52,751
Freedom Square/Freedom Peoria                                11,255      11,024
Other Nonconsolidated Community Revenue                       6,005       6,679
                                                            -------     -------
Total Community Revenue                                     $82,080     $70,454

G&A including liability insurance charges        (A)        $ 6,412     $ 4,722
G&A excluding non-recurring items                (B)        $ 5,125     $ 4,722

PERCENTAGE OF REVENUE                            (A)            7.8%        6.7%
                                                 (B)            6.2%        6.7%

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Revenue Composition by Source
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
     (in thousands)
                             $                     %
                          -------               -------
Private Pay               $60,130                  91.0%
Medicare                    5,541                   8.4%
Medicaid                      379                   0.6%
                          -------               -------
TOTAL                     $66,050                 100.0%

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Same Community Results
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
                                                 INCLUDING ENTRY                      EXCLUDING ENTRY
                                                 FEE COMMUNITIES                      FEE COMMUNITIES
                                          ------------------------------     ---------------------------------
                                                                   %                                     %
        (in thousands)                     Q3 01     Q3 00       change       Q3 01        Q3 00       change
                                          --------  --------     -------     --------     --------     -------
Resident & HC Revenue                     $ 48,794  $ 44,040        10.8%    $ 38,888     $ 35,080        10.9%
Operating Expenses                          32,890    30,416         8.1%      26,072       24,225         7.6%
                                          --------  --------                 --------     --------
Community EBITDAR                         $ 15,904  $ 13,624        16.7%    $ 12,816     $ 10,855        18.1%
EBITDAR Margin                                32.6%     30.9%                    33.0%        30.9%

                                                                   %                                     %
                                           Q3 01     Q3 00       change       Q3 01        Q3 00       change
                                          --------  --------     -------     --------     --------     -------
# Locations                                     29        29                       26           26
Resident Capacity                            7,388     7,388                    5,931        5,931
Avg. Occupancy                                  93%       89%                      92%          88%
Avg. Occupied Units                          6,103     5,915         3.2%       5,001        4,811         3.9%
Avg. Mo. Revenue/unit                        2,665     2,482         7.4%       2,592        2,431         6.6%

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Community NOI Summary**
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** Community Revenue less Community Expense before Corporate Overhead

        (in thousands)                                        Q3 00       Q4 00       Q1 01        Q2 01        Q3 01
                                                            --------    --------     --------     --------    --------
Consolidated Retirement Center                              $ 16,555     $ 17,337    $ 18,684     $ 18,952    $ 18,461
Consolidated Freestanding AL                    (A)           (1,132)      (1,116)       (801)        (162)       (157)
                                                            --------     --------    --------     --------    --------
Total Consolidated EBITDAR                                    15,423       16,221      17,883       18,790      18,304

Nonconsolidated Freestanding AL(1)              (B)           (1,405)        (940)       (903)        (493)       (219)

Total Freestanding AL Portfolio             (A)+(B)           (2,537)      (2,056)     (1,704)        (655)       (376)
Freestanding AL's opened at quarter end(1)                        26           28          32           32          32

(1) Adjusted to exclude 2 minority-owned Joint Ventures

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Consolidated Community Data**
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
                            Average      Average
                            Capacity    Occupancy
                            --------    ---------
Independent living            4,985       97.1%
Assisted living               2,435       71.7%
Alzheimer's                     556       58.5%
Skilled Nursing               1,063       83.5%

Total                         9,039       86.3%

**  Excludes Freedom Square and Freedom Peoria

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[ARC LOGO]

AMERICAN RETIREMENT CORPORATION (ACR) - Q3 2001 DATA SHEET - PAGE 2 OF 2

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Location/Resident Capacity by Community Type
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
                                                                       Congregate          Freestanding
                              CCRC-Rental       CCRC-Entry Fee           with AL                AL
                            ---------------     ---------------     ----------------     ----------------
                            Loc.   Capacity     Loc.   Capacity     Loc.    Capacity     Loc.    Capacity
                            ----   --------     ----   --------     ----    --------     ----    --------
Owned-100%                   6       1,937       3       1,678        6       1,423        4         328
Owned-JV                     0           0       0           0        0           0        4         351
-----------------------------------------------------------------------------------------------------------
Freedom  Sq/Freedom
  Peoria                     0           0       2       1,526        0           0        0           0
Synthetic Leased             1         220       1         460        0           0        8         866
-----------------------------------------------------------------------------------------------------------
Other Leased                 1         195       1         175        2       1,303        1          66
REIT Leased                  1         378       0           0        2         283        6         532
-----------------------------------------------------------------------------------------------------------
Managed with Purchase
  Rights                     0           0       0           0        2         424       11       1,023
Managed-other                1         372       2         690        0           0        0           0
-----------------------------------------------------------------------------------------------------------
  TOTAL                     10       3,102       9       4,529       12       3,433       34       3,166
-----------------------------------------------------------------------------------------------------------

                                                               ** DESIGNATES EXPANSIONS
                                Total                Stabilized          Pre-stabilized
                            -----------------     -----------------     -----------------
                            Loc.     Capacity     Loc.     Capacity     Loc.     Capacity
                            ----     --------     ----     --------     ----     --------
Owned-100%                   19        5,366       17        5,138        2**       228
Owned-JV                      4          351        4          351        0           0
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Freedom  Sq/Freedom
  Peoria                      2        1,526        2        1,526        0           0
Synthetic Leased             10        1,546        5          957        5         589
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Other Leased                  5        1,739        4        1,564        1         175
REIT Leased                   9        1,193        7        1,024        2         169
---------------------------------------------------------------------------------------
Managed with Purchase
  Rights                     13        1,447       11        1,271        2         176
Managed-other                 3        1,062        3        1,062        0           0
---------------------------------------------------------------------------------------
  TOTAL                      65       14,230       53       12,893       12       1,337
---------------------------------------------------------------------------------------

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Synthetic Lease Assets
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
                                                 Special
                                                 Purpose
                                      ARC as    Entity as
                ($ in thousands)      Lessee     Lessee       Total
                                     -------     -------     --------
ARC Land (Leased to Lessor)         $  9,201     $ 6,088     $ 15,289

ARC assets pledged to Lessor          41,532      14,505       56,037

ARC Loans to Lessor                   61,095      32,612       93,707
                                    --------     -------     --------
    TOTAL SYNTHETIC LEASE ASSETS    $111,828     $53,205     $165,033

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Cost of Debt Financing
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
                      Balance
                      9/30/01                    Weighted
                 ($ in thousands)      %         Avg Rate
                 ----------------   --------     --------
Fixed                 $297,479       55.9%         7.05%

Floating               234,494       44.1%         6.49%
                      --------      -----        ------
Total                 $531,973      100.0%         6.80%

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[ARC LOGO]



The information included herein may be deemed to constitute forward-looking information made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The forward-looking information may be affected by certain risks and uncertainties, including those described in American Retirement Corporation's filings with the Securities and Exchange Commission. In light of the significant uncertainties inherent in the forward-looking information included herein, American Retirement Corporation's actual results could differ materially from such forward-looking information. American Retirement Corporation does not undertake any obligation to publicly release any revisions to any forward-looking information contained herein to reflect events and circumstances occurring after the date hereof or to reflect the occurrence of unanticipated events.